                                                                   EXHIBIT 10(d)




                            THE LAMSON & SESSIONS CO.

   FORM OF THREE-YEAR NON-QUALIFIED STOCK OPTION AGREEMENT UNDER THE COMPANY'S
                           1998 INCENTIVE EQUITY PLAN


                  This Non-Qualified Stock Option Agreement (the "Agreement") dated as of Date of Grant (the "Grant Date") by and between The Lamson & Sessions Co., an Ohio corporation (the "Company"), and OPTIONEE'S NAME AND TITLE (hereinafter called the "Optionee").


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, on April 24, 1998 the Company's shareholders approved the 1998 Incentive Equity Plan (the "Plan"); and

                  WHEREAS, pursuant to the Plan, the Compensation and Organization Committee (the "Committee") of the Board of Directors of the Company is authorized to (i) select which key employees and officers of the Company will receive grants of stock options under the Plan, (ii) determine the size of such grants and (iii) determine the terms and conditions applicable to any such grants pursuant to the Plan; and

                  WHEREAS, the Committee approved this grant to the Optionee on the Grant Date.

                  NOW, THEREFORE, pursuant to the Plan the Company hereby grants to the Optionee this Non-Qualified Stock Option (this "Option") to purchase NUMBER OF SHARES (00,000) common shares, without par value ("Common Shares"), of the Company at a purchase price of DOLLARS AND 000/1000 ($0.00) per share (the "Option Price"), which purchase price is not less than the mean between the highest and lowest quoted selling price, regular way, of the Common Shares on the New York Stock Exchange on the Grant Date. The Company agrees to cause certificates for any Common Shares purchased hereunder to be delivered to the Optionee upon payment of the purchase price in full, all subject, however, to the terms and conditions of the Plan and the terms and conditions hereinafter set forth. This Option is intended to be a non-qualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Code, or any successor provision thereto.

         1. DEFINITIONS. Defined terms not otherwise defined herein shall have the meanings assigned to them in the Plan, unless the context clearly indicates otherwise. For purposes of this Agreement, the following term is defined as set forth below:

         "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest.

         2. VESTING OF OPTION. This Option (until terminated or exercised as hereinafter provided) shall be exercisable (a) only to the extent of one-third of the Common Shares hereinabove specified on the first anniversary of the Grant Date if during the ensuing one year period, commencing on the Grant Date and ending on the first anniversary thereof, the Optionee shall have been in the continuous full-time employ of the Company or any Subsidiary; (b) to the extent of one-third of the Common Shares on the second anniversary of the Grant Date if the Optionee shall have been in the continuous full-time employ of the Company or of any Subsidiary during the one year period commencing on the first anniversary of the Grant Date and ending on the second anniversary thereof; and
(c) to the extent of the remaining one-third of the Common Shares on the third anniversary of the Grant Date if the Optionee shall have been in the continuous full-time employ of the Company or of any Subsidiary during the one year period commencing on the second anniversary of the Grant Date and ending on the third anniversary thereof. (Exercisable options in any year shall be rounded to the nearest whole share.) To the extent then exercisable, this Option may be exercised in whole or in part from time to time.

         3. ACCELERATION OF OPTION. Notwithstanding the foregoing paragraph, upon a "Change in Control" as defined in Section 13 of the Plan and upon termination of employment of the Optionee by reason of the Optionee's death, disability (as defined in Section 4 of this Agreement) or retirement (as defined in Section 4 of this Agreement), this Option shall become immediately exercisable and vested in full.

         4. TERMINATION OF OPTION. This Option, to the extent not exercisable at such time, shall terminate contemporaneously with the termination of the Optionee's employment with the Company or any Subsidiary. Notwithstanding any other provision of this Agreement, this Option, to the extent exercisable upon the date of the termination of the Optionee's employment with the Company or any Subsidiary, shall terminate upon the earliest to occur of the following:

            (a) three months following the date of the Optionee's termination of employment with the Company or any Subsidiary, if such termination of employment is other than by reason of the Optionee's death, Disability or Retirement or for Cause;

            (b) three years from the date of the Optionee's termination of employment with the Company or any Subsidiary, if such termination of employment is by reason of the Optionee's Retirement or Disability;

            (c) one year from the date of the Optionee's termination of employment with the Company or any Subsidiary, if such termination of employment is by reason of the Optionee's death;

            (d) one year from the date of Optionee's death within the three year period following the termination of employment with the Company or any Subsidiary, if such termination of employment is by reason of the Optionee's Retirement or Disability, to the extent such Option has not been previously exercised following such termination of employment;

            (e) contemporaneously with the termination of the Optionee's employment with the Company or any Subsidiary, if such termination of employment is for Cause; or

            (f) the close of business on EXPIRATION DATE, which date is not later than ten years from the Grant Date.

For the purpose of this Section 4, (i) "Cause" means a felony conviction of the Optionee or the failure of Optionee to contest prosecution for a felony, or Optionee's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary, (ii) "Disability" means permanent and total disability as determined under the Company's long term disability program, and (iii) "Retirement" means retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable pension plan of such employer, or retirement, with the consent for purposes of the Plan, of the Committee at or prior to the time of retirement, from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable pension plan of such employer.

         5. TRANSFERABILITY OF OPTION.

            (a) Except as provided in Section 5(b) below, this Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by the Optionee, or in the event of the Optionee's legal incapacity, by the Optionees's guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision, subject to the provisions of Section 4 hereof.

            (b) Notwithstanding Section 5(a) above, this Option is transferable by the Optionee, without payment of consideration therefor by the transferee, to any one or more members of the immediate family of the Optionee (as defined in Rule 16a-1(e) of the Securities and Exchange Commission promulgated under
Section 16 of the Exchange Act (or any successor rule to the same effect) (the "Optionee's Immediate Family"), or to one or more trusts established solely for the benefit of one or more members of the Optionee's Immediate Family or to one or more partnerships in which the only partners are members of the Optionee's Immediate Family, except that (i) no such transfer will be effective unless reasonable prior notice of such transfer is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that have been made applicable to such transfer by the Company or the Committee and
(ii) any such transferee shall be subject to the same terms and conditions under the Plan and this Agreement as the Optionee.

         6. CONTINUITY OF EMPLOYMENT. For purposes of this Agreement, the continuous employ of the Optionee with the Company or any Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary, by reason of the transfer of his employment among the Company and any Subsidiary, or by reason of a leave of absence approved by the Committee for illness, military or governmental service, or other cause.

         7. NOTICE AND MANNER OF PAYMENT.

            (a) This Option may be exercised by giving written notice to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or official bank check, or in full or in part in the form of unrestricted Common Shares already owned by the Optionee for at least 6 months or Restricted Shares or Deferred Shares subject to an award under the Plan. If payment of the purchase price is made in the form of Restricted Shares or Deferred Shares subject to an award under the Plan, the Common Shares received by the Optionee upon the exercise of the Option Rights will be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee except that such risks of forfeiture and restrictions on transfer will apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

            (b) Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: Corporate Secretary at The Lamson & Sessions Co., 25701 Science Park Drive, Cleveland, Ohio 44122, and any notice to the Optionee shall be addressed to said Optionee at his or her address currently on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when hand delivered, or five (5) business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three (3) business days after having been sent by a nationally recognized overnight courier service such as Federal Express, UPS or DHL, addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified, except that notices of changes of address shall be effective only upon receipt.

         8. AMENDMENT, INTERPRETATION AND ADMINISTRATION OF THE PLAN. The Committee shall have authority to interpret the provisions of this Agreement and the Plan, to adopt, alter and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable, and to otherwise supervise the administration of the Plan. All decisions made in good faith by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons.

         9. NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Company or a Subsidiary, nor limit or affect in any manner the right of the Company or a Subsidiary to terminate the employment or adjust the compensation of the Optionee.

         10. TAXES AND WITHHOLDING. If the Company or any Subsidiary shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of this Option, and the amounts available to the Company or such Subsidiary for such withholding are insufficient, the Optionee shall pay the tax or make provisions that are satisfactory to the Company or such Subsidiary for the payment thereof. The Optionee may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Common Shares that are issuable or transferable to the Optionee upon the exercise of this Option, and the Common Shares so surrendered by the Optionee shall be credited against any such withholding obligation at a price per Common Share so surrendered which shall not be less than the mean between the highest and lowest quoted selling price, regular way, of the Common Shares on the New York Stock Exchange on the date of such surrender. The Company will pay any and all issue and other taxes in the nature thereof which may be payable by the Company in respect of any issue or delivery upon a purchase pursuant to this Option.

         11. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; PROVIDED, HOWEVER, that notwithstanding any other provision of this Agreement, this Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

         12. ADJUSTMENTS. The Committee shall make or provide for such adjustments in the number of Common Shares covered by this Option, in the Option Price applicable to such Option, and in the kind of shares covered thereby, as the Committee may determine is equitably required to prevent dilution or enlargement of the Optionee's rights that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for this Option such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of this Option.

         13. AVAILABLE SHARES. The Company shall at all times until the expiration of this Option, reserve and keep available, either in its treasury or out of its authorized but unissued shares of Common Stock, the full number of Common Shares deliverable upon the exercise of this Option.

         14. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.

         15. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; PROVIDED, HOWEVER, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.

         16. RIGHTS AS A STOCKHOLDER. The Optionee shall have none of the rights of a stockholder with respect to the shares of Common Stock subject to this Option until such shares are issued to the Optionee upon exercise of this Option.

         17. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

         18. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions that arise in connection with this Option or its exercise.

         19. SUCCESSORS AND ASSIGNS. Without limiting Section 5 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Company.

         20. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.

             IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer as of the day and year first above written.




                                    THE LAMSON & SESSIONS CO.




                                    By:
                                       --------------------------------
                                             John B. Schulze
                                          Chairman of the Board and
                                          Chief Executive Officer



                  The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts this Option granted thereunder, and the terms and conditions set forth in this Agreement.


                                    -----------------------------------
                                                  Optionee's Name


                                    Dated:
                                          -----------------------------

Revised:  July 19, 2001